EXHIBIT 99.1


                       NISSAN MOTOR ACCEPTANCE CORPORATION
     MONTHLY SERVICING REPORT--NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST
                    OCTOBER 01, 1997 THROUGH OCTOBER 31, 1997

A.       ORIGINAL DEAL PARAMETER INPUTS
     (A) Original Total Portfolio                             868,465,033.86
     (B) Class A Certificate Ownership Interest of the Trust          87.00%
     (C) Original Class A Certificate Balance                 755,564,579.46
     (D) Class A Certificate Rate                                      6.15%
     (E) Original Class B Certificate Balance                 112,900,454.40
     (F) Class B Certificate Rate                                      6.15%
     (G) Servicing Fee Rate                                            1.00%
     (H) Original Weighted Average Coupon (WAC)                        10.26
     (I) Original Weighted Average Remaining Term (WAM)         40.81 months
     (J) Number of Contracts                                          79,532
     (K) Class A Subordination Spread Account ("SSA")
     (L) Subordination Initial Deposit Percentage                      1.00%
     (M) Subordination Initial Deposit                         $8,684,650.34
     (N) Specified SSA Balance Percent                                 1.50%
     (O) Specified SSA Balance                                $13,026,975.51
     (P) Floor Percent                                                 2.50%
     (Q) Floor Amount                                         $21,711,625.85
     (R) Floor Trigger Amount                                 113,334,686.85
     (S) Yield Supplement Reserve Account Initial Deposit      $1,898,666.90

B.       INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Outstanding                          868,465,033.86
     (B) Total Portfolio Pool Factor                               1.0000000
     (C) Class A Certificate Balance                          755,564,579.46
     (D) Class A Certificate Factor                                1.0000000
     (E) Class B Certificate Balance                          112,900,454.40
     (F) Class A Pool Factor                                       1.0000000
     (G) Subordination Spread Account Balance                  $8,684,650.34
     (H) Yield Supplement Reserve Account Balance              $1,898,666.90
     (I) Outstanding Interest Advance                                  $0.00
     (J) Cumulative Net Losses for All Prior Periods                    0.00
     (K) Weighted Average Coupon of Remaining Portfolio (WAC)         10.26%
     (L) Weighted Average Remaining Term of Remaining
         Portfolio (WAM)                                        40.81 months
     (M) Number of Contracts                                          79,532

C.       INPUTS FROM THE MAINFRAME
     (A) Simple Interest Loans
     (B) Principal Payments Received                          $31,890,062.54
     (C) Interest Payments Received                            $7,327,609.58
     (D) Repurchased Loan Principal                              $595,979.14
     (E) Repurchased Loan Interest                                 $6,050.11
     (F) Yield Supplement Release to Collection Account           $95,136.59
     (G) Yield Supplement Release to Seller                       $13,599.93
     (H) Reimbursement of Previous Interest Advance                    $0.00
     (I) Current Interest Advance Amount                          $95,282.19
     (J) Weighted Average Coupon of Remaining Portfolio (WAC)         10.27%
     (K) Weighted Average Remaining Maturity of Remaining
         Portfolio (WAM)                                        39.95 months
     (L) Remaining Number of Contracts                                78,250

     (M) Delinquent Contracts                Contracts             Amount
                                             ---------             ------

         (i)   31-60 Days Delinquent       1,610  2.06%   $17,649,188.27  2.11%
         (ii)  61-90 Days Delinquent           0  0.00%            $0.00  0.00%
         (iii) 91 Days or More Delinquent      0  0.00%            $0.00  0.00%

D.       INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income--Paid to Seller            $0.00
     (B) Class A Subordination Spread Account
         Investment Income--Paid to Seller                               $0.00
     (C) Yield Supplement Reserve Account Investment
         Income--Paid to Seller                                          $0.00
     (D) Aggregate Net Losses for Collection Period                      $0.00
     (E) Liquidated Contracts
         (i)  Gross Principal Balance of Liquidated Receivables          $0.00
         (ii) Net Liquidation Proceeds & Recoveries Received During
              the Collection Period                                      $0.00
     (F) Number of Vehicles Repossessed During the Collection Period         0



                       NISSAN MOTOR ACCEPTANCE CORPORATION
     MONTHLY SERVICING REPORT--NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST
                    OCTOBER 01, 1997 THROUGH OCTOBER 31, 1997

I.       COLLECTIONS
     (A) Principal Payments Received (C(A)i)                     $31,890,062.54
     (B) Interest Payments Received (C(A)ii)                      $7,327,609.58
     (C) Aggregate Net Liquidation Proceeds
         Received (D(E)ii)                                                $0.00
     (D) Principal on Repurchased Contracts (C(A)iii)               $595,979.14
     (E) Interest on Repurchased Contracts (C(A)iv)                   $6,050.11
     (F) Yield Supplement Amount Payments (C(B))                     $95,136.59
                                                                 --------------
     (G) Total Collections (A+B+C+D+E+F)                         $39,914,837.96
     (H) Net Interest Advance Amount (C(E-D))                        $95,282.19
                                                                 --------------
     (I) Total Available Amount (G+H)                            $40,010,120.15

II.      DISTRIBUTIONS
     (A) Principal Payments Received (C(A)i)                    $31,890,062.54
     (B) Principal on Repurchased Contracts (C(A)iii)              $595,979.14
     (C) Gross Principal Balance of Liquidated
         Receivables (D(E)i)                                             $0.00
                                                                --------------
     (D) Total Principal Reduction (A+B+C)                      $32,486,041.68
     (E) Class A Distributable Amount
         (i)  Class A Monthly Interest Payment (A(D)*B(C)/12)    $3,872,268.47
         (ii) Monthly Principal to Class A (II(D)*A(B))         $28,262,856.26
         (iii)Total Distributable Amount (i+ii)                 $32,135,124.73
     (F) Class B Distributable Amount
         (i)  Class B Monthly Interest Payment ((A(F)*B(E))/12)    $578,614.83
         (ii) Monthly Principal to Class B (II(D)-(E)ii)         $4,223,185.42
         (iii)Excess Collections (I(I)-(II(E)iii+(F)i+ii+(G)i))  $2,349,474.31
                                                                 -------------
         (iv) Total Distributable Amount (i+ii+iii)              $7,151,274.56
     (G) Required Distributions
         (i) Servicing Fee (A(G)*B(A)) $723,720.86 (ii) Class A Amount
         (II(E)iii) $32,135,124.73 (iii) Deposit to Class A Subordination Spread
         Account (If Positive (IV(G)-(A))) $4,342,325.17 (iv) Class B Amount
         (IV(F)i) $2,808,949.39 (v) Yield Supplement Account Release to Seller
         (V(C)) $13,599.93 (vi) Total Amount Distributed (i+ii+iii+iv+v)
         $40,023,720.08

     (H) Amount of Draw from Class A SSA (IV(B))                          $0.00
     (I) Sum of Draw from SSA and Total Available
         Amount (I(I)+IV(B))                                     $40,010,120.15
     (J) Release from Yield Supplement Account to Seller (V(C))      $13,599.93
                                                                 --------------
     (K) Total Distributed Amount (I+J)                          $40,023,720.08

     Class A Servicing Fee  (II(G)i * A(B))                         $629,637.15

III.     POOL BALANCES AND PORTFOLIO INFORMATION

                                             Beg. of Period      End of Period
                                             --------------      -------------
     (A) Balances and Principal Factors
         (i)   Total Pool Balance             $868,465,033.86  $835,978,992.18
         (ii)  Total Pool Factor                    1.0000000        0.9625937
         (iii) Class A Certificate Balance    $755,564,579.46  $727,301,723.20
         (iv)  Class A Certificate Factor           1.0000000        0.9625937
         (v)   Class B Certificate Balance    $112,900,454.40  $108,677,268.98
         (vi)  Class A Pool Factor                  1.0000000        0.8374565
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)           10.26%           10.27%
         (ii)  Weighted Average Remaining
               Maturity (WAM)                    40.81 months     39.95 months
         (iii) Remaining Number of Contracts           79,532           78,250
         Outstanding Interest Advance                   $0.00       $95,282.19

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                       NISSAN MOTOR ACCEPTANCE CORPORATION
     MONTHLY SERVICING REPORT--NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST
                    OCTOBER 01, 1997 THROUGH OCTOBER 31, 1997

IV.  RECONCILIATION OF CLASS A SUBORDINATION SPREAD ACCOUNT ("SSA")
     (A) Beginning Class A SSA Balance (B(G))                              $8,684,650.34
     (B) Draw for Class A Distributable Amount and Servicing Fee                   $0.00
         (If Positive ((II(E)iii+(G)i)-I(I)))
     (C) Amount Available for Deposit to the Class A SSA                   $7,151,274.56
                                                                           -------------
         (If Positive (I(I)-II(E)iii-(G)i))
     (D) Class A SSA Balance Prior to Release (IV(A-B+C))                 $15,835,924.90
     (E) Class A Subordination Spread Account Required
         Amount (Was Trigger Hit?)                                        $13,026,975.51
     (F) Breakdown of Release to Class B Certificateholder
         (i) Class B Amount (Min(II(F)iv,IV(F)iii))                        $2,808,949.39
        (ii) Release from Class A SSA (iii-i)                                      $0.00
                                                                          --------------
       (iii) Total Distribution to Class B Certificateholder
             (If Positive (D-E))                                           $2,808,949.39

     (G) Ending Class A Subordinate Spread Account Balance (D-(F)iii)     $13,026,975.51

V.   RECONCILIATION OF YIELD SUPPLEMENT RESERVE ACCOUNT
     (A) Beginning Yield Supplement Reserve Account Balance (B(H))         $1,898,666.90
     (B) Release to Collection Account (C(B))                                 $95,136.59
     (C) Release to Seller (C(C))                                             $13,599.93
                                                                          --------------
     (D) Ending Yield Supplement Reserve Account Balance (A-B-C)           $1,789,930.38

VI.  NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Aggregate Net Losses for Collection Period (VI(B)i-ii)                    $0.00
     (B) Liquidated Contracts
         (i)  Gross Principal Balance of Liquidated Receivables (D(F)i)            $0.00
         (ii) Net Liquidation Proceeds Received During the Collection Period       $0.00
     (C) Cumulative Net Losses for all Periods (VI(A)+B(J))                        $0.00
     (D) Delinquent and Repossessed Contracts

                                            Contracts              Amount
                                            ---------              ------

         (i)   31-60 Days Delinquent        1,610  2.06%  $17,649,188.27   2.11%
         (ii)  61-90 Days Delinquent            0  0.00%           $0.00   0.00%
         (iii) 91 Days or More Delinquent       0  0.00%           $0.00   0.00%
         (iv)  Vehicles Repossessed During
               the Collection Period (D(F))     0  0.00%            #N/A    #N/A

VII. TREATMENTS FOR INCREASE IN CLASS A SUBORDINATION SPREAD ACCOUNT BALANCE (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
         (i)  Second Preceding Collection Period                          0.00%
         (ii) Preceding Collection Period                                 0.00%
         (iii)    Current Collection Period                               0.00%
         (iv) Three Month Average (Avg(i,ii,iii))                         0.00%
         Number of Receivables as of Each Collection Period.

     (B) Ratio of Number of Contract Delinquent 60 Days
         or More to the Outstanding
         (i)  Second Preceding Collection Period                          0.00%
         (ii) Preceding Collection Period                                 0.00%
         (iii)Current Collection Period                                   0.00%
         (iv) Three Month Average (Avg(i,ii,iii))                         0.00%

     (C) Loss and Delinquency Trigger Indicator             Trigger Was Not Hit
         (i)  Number of Months Three Month Loss Average
              is Below Trigger                                               0
         (ii) Number of Months Three Month
              Delinquency Average is Below Trigger                           0

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